Total Capital and Net Income Per Unit	12 Months Ended
Dec. 31, 2012
Total Capital and Net Income Per Unit
16.	Total Capital and Net Income Per Unit

The following table summarizes the issuances of common units over the three years ending December 31, 2012:

Date	Number of Common Units Issued	Offering Price	Gross Proceeds(1) $	Net Proceeds $	Teekay Corporation’s Ownership After the Offering(2)	Use of Proceeds
July 2010	1,713,502	$29.18	51,000	50,921	47.70%	Prepayment of revolving credit facilities and general corporate purposes
November 2010	1,052,749	$35.44	38,070	38,070	46.83%	Acquisition of Excelsior and Excalibur Joint Ventures
April 2011	4,251,800	$38.88	168,684	161,655	43.62%	Prepayment of revolving credit facilities
November 2011	5,500,000	$33.40	187,449	179,523	40.09%	Prepayment of revolving credit facilities
September 2012	4,825,863	$38.43	189,243	182,316	37.45%	Prepayment of revolving credit facilities

(1)	Including General Partner’s 2% proportionate capital contribution.
(2)	Including Teekay Corporation’s indirect 2% general partner interest.

During 2012, the board of directors of the General Partner authorized the award by the Partnership of 1,263 common units to each of the four non-employee directors with a value of approximately $50,000 for each award. The Chairman was awarded 2,210 common units with a value of approximately $87,500. These common units were purchased by the Partnership in the open market in March 2012 and were fully vested upon grant. During 2011 and 2010, the Partnership awarded 1,267 and 1,007 common units, respectively, as compensation to each of the four non-employee directors. The awards were fully vested in May 2011 and May 2010, respectively. The compensation to the non-employee directors is included in general and administrative expenses on the consolidated statements of income.

Limited Total Rights

Significant rights of the Partnership’s limited partners include the following:

•	Right to receive distribution of available cash within approximately 45 days after the end of each quarter.

•	No limited partner shall have any management power over the Partnership’s business and affairs; the General Partner shall conduct, direct and manage Partnership’s activities.

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The General Partner may be removed if such removal is approved by unitholders holding at least 66-2/3% of the outstanding units voting as a single class, including units held by our General Partner and its affiliates.

Subordinated Units

All of the Partnership’s subordinated units, which were issued in connection with the Partnership’s initial public offering in 2005, were held by a subsidiary of Teekay Corporation. Under the partnership agreement, during the subordination period applicable to the Partnership’s subordinated units, the common units had the right to receive distributions of available cash from operating surplus in an amount equal to the minimum quarterly distribution of $0.4125 per quarter, plus any arrearages in the payment of the minimum quarterly distribution on the common units from prior quarters, before any distributions of available cash from operating surplus may be made on the subordinated units. Distribution arrearages do not accrue on the subordinated units. The purpose of the subordinated units was to increase the likelihood that during the subordination period there would be available cash to be distributed on the common units.

On May 19, 2009, 3.7 million subordinated units were converted into an equal number of common units as provided for under the terms of the partnership agreement and began participating pro rata with the other common units in distributions of available cash commencing with the August 2009 distribution. The price of the Partnership’s units at the time of conversion was $17.66.

The subordination period ended on April 1, 2010 and the remaining 7.4 million subordinated units converted into an equal number of common units. The price of the Partnership’s units at time of conversion was $29.95.

Incentive Distribution Rights

The General Partner is entitled to incentive distributions if the amount the Partnership distributes to unitholders with respect to any quarter exceeds specified target levels shown below:

Quarterly Distribution Target Amount (per unit)	Unitholders	General Partner
Minimum quarterly distribution of $0.4125	98%	2%
Up to $0.4625	98%	2%
Above $0.4625 up to $0.5375	85%	15%
Above $0.5375 up to $0.65	75%	25%
Above $0.65	50%	50%

During 2012, cash distributions exceeded $0.4625 per unit and, consequently, the assumed distribution of net income resulted in the use of the increasing percentages to calculate the General Partner’s interest in net income for the purposes of the net income per unit calculation.

In the event of a liquidation, all property and cash in excess of that required to discharge all liabilities will be distributed to the unitholders and the General Partner in proportion to their capital account balances, as adjusted to reflect any gain or loss upon the sale or other disposition of the Partnership’s assets in liquidation in accordance with the partnership agreement.

Net Income Per Unit

Net income per unit is determined by dividing net income, after deducting the amount of net income attributable to the Dropdown Predecessor, the non-controlling interest and the General Partner’s interest, by the weighted-average number of units outstanding during the period.

The General Partner’s, common unitholders’ and subordinated unitholder’s interests in net income are calculated as if all net income was distributed according to the terms of the Partnership’s partnership agreement, regardless of whether those earnings would or could be distributed. The partnership agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter after establishment of cash reserves determined by the Partnership’s board of directors to provide for the proper conduct of the Partnership’s business including reserves for maintenance and replacement capital expenditure and anticipated credit needs. In addition, the General Partner is entitled to incentive distributions if the amount the Partnership distributes to unitholders with respect to any quarter exceeds specified target levels. Unlike available cash, net income is affected by non-cash items, such as depreciation and amortization, unrealized gains or losses on non-designated derivative instruments and foreign currency translation (losses) gains.

Pursuant to the Partnership agreement, allocations to partners are made on a quarterly basis.